Federated Liberty U.S. Government Money Market Trust

A Portfolio of Money Market Obligations Trust

Class A Shares (TICKER LUGXX)

SUPPLEMENT TO STATUTORY AND SUMMARY PROSPECTUSES DATED sEPTEMBER 30, 2010

Federated Liberty U.S. Government Money Market Trust (“Fund”) is entering into an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund would acquire substantially all of the assets of Money Market Portfolio, a portfolio of EquiTrust Series Fund, Inc., in exchange for Class A Shares of the Fund, which will be distributed pro rata by Money Market Portfolio to its holders of its Class A Shares, Class B Shares and Class I Shares (“Acquired Fund Shareholders”) in complete liquidation and termination of Money Market Portfolio. The Agreement is subject to the approval of the Acquired Fund Shareholders at a special meeting of shareholders currently scheduled for July 14, 2011. If the Agreement, and related reorganization transaction, is approved by the Acquired Fund Shareholders, the September 30, 2011, date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be deemed changed to May 31, 2012, with respect to the Class A Shares of the Fund only.

May 16, 2011

Federated Liberty U.S. Government Money Market Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450865 (5/11)